                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 31, 1995


                     Technical Communications Corporation
- - --------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


Massachusetts                   0-8588               04-2295040
- - --------------------------------------------------------------------------------
(State or other              (Commission            (IRS Employer
jurisdiction of               File Number)           Identification No.)
incorporation)


100 Domino Drive
Concord, Massachusetts                                    01742
- - --------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:

                                (508) 287-5100

                                      N/A
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
- - ---------------------------------------------

     As of May 23, 1995, Technical Communications Corporation (the "Company"), Datotek, Inc. ("Datotek") and AT&T Corp. ("AT&T") entered into an Asset Purchase Agreement (the "Agreement"). The transactions contemplated by the Agreement were completed at a closing held on May 31, 1995.

     Pursuant to the Agreement, Datotek sold, licensed, transferred, conveyed and assigned to TCC, and TCC purchased from Datotek, the assets used in Datotek's secure communications business. These assets consist of inventory, equipment, machinery, licenses of certain specified intellectual property, and certain specified contracts, accounts receivable, trade accounts payable and warranty reserves, etc. The purchase price was $4,250,000, subject to specified adjustments which will be made on or before ninety (90) days after the closing date. The purchase price roughly corresponds to the value of the Datotek business and the values of certain items reflected on Datotek's financial statements. The Company borrowed approximately $2,250,000 from the First National Bank of Boston and Wainwright Bank and Trust Company as part of the consideration paid. The Company will dispose of certain surplus or obsolete assets, and continue to use the remaining assets purchased in the transaction in the secure communications business.

Item 7.  Financial Statements and Exhibits
- - ------------------------------------------

     It is impracticable for the Company to provide the required financial statements for the acquired business at the time this Report on Form 8-K is being filed. The Company expects that the required financial statements will be filed on or about August 11, 1995.

Item No.                    Name of Agreement
- - --------                    -----------------

   2                        Asset Purchase Agreement by and among
                            Technical Communications Corporation,
                            Datotek, Inc. and AT&T Corp.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Technical Communications Corporation
                                       ------------------------------------
                                       (Registrant)


                                       By: /s/ Graham R. Briggs
                                           ________________________________
Date: June 12, 1995                        Graham R. Briggs, Vice Presi-
                                           dent, Finance & Administration
                                           (Principal Financial And Account-
                                           ing Officer and Duly Authorized
                                           Officer)